UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 13, 2004
(Date of earliest event reported)

SLC Student Loan Receivables I, Inc.
SLC Student Loan Trust-I
(Exact name of registrant as specified in its charter)

SLC Student Loan Trust-I, Student Loan Asset Backed Notes, Series 2002-1 and Series 2002-2
(Name of Issue)

Delaware		04-3598719
Delaware	333-75952	04-6959982
(State of Incorporation)	(Commision File No.)	(I.R.S. Employer Identification Nos.)

750 Washington Boulevard
Stamford, Connecticut		06901
Address of principal executive office		(Zip Code)

(203) 975-6923

(Registrant's Telephone Number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

See Exhibit 99.1 for the monthly statement and Exhibit 99.2 for the Servicer Certificate hereto distributed to holders of SLC Student Loan Trust-I, Student Loan Asset Backed Notes, Series 2002-1 and 2002-2.

ITEM 7. Financial Statements and Exhibits

(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit No.	Description

99.1	Monthly statement distributed to holders of SLC
Student Loan Trust-I, Student Loan Asset
Backed Notes, Series 2002-1 and 2002-2
for the month ended January 31, 2004.

99.2	Servicer Certificate distributed to holders of SLC
Student Loan Trust-I, Student Loan Asset
Backed Notes, Series 2002-1 and 2002-2
for the month ended January 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION, AS
SERVICER

Date: February 17, 2004

By: /s/ Michael Reardon
Name: Michael Reardon
Title: Acting Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

99.1	Monthly statement distributed to holders of SLC Student Loan Trust-I, Student Loan Asset Backed Notes, Series 2002-1 and 2002-2 for the month ended January 31, 2004.

99.2	Servicer Certificate distributed to holders of SLC Student Loan Trust-I, Student Loan Asset Backed Notes, Series 2002-1 and 2002-2 for the month ended January 31, 2004.